                                                                   Exhibit 25.1

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___
             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.


           180 EAST FIFTH STREET
                ST. PAUL, MN                                  55101
  (Address of principal executive offices)                 (Zip Code)


                                  Frank Leslie
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
                                  651.244.8677
            (Name, address and telephone number of agent for service)

                            KEY ENERGY SERVICES, INC.
             (Exact name of Registrant as specified in its charter)


           MARYLAND                                     04-2648081
(State or other jurisdiction of           (I.R.S. incorporation or organization)
   Employer Identification No.)

         400 South River Road
             New Hope, PA                                  18938
(Address of Principal Executive Offices)                 (Zip Code)


                                 DEBT SECURITIES
                                    WARRANTS
                       (TITLE OF THE INDENTURE SECURITIES)


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

                                    FORM T-1


ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.
                  Comptroller of the Currency Washington, D.C.

         b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.
                  Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.
            None

ITEMS 3-15  ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE
            TRUSTEE'S KNOWLEDGE THE OBLIGOR IS NOT IN DEFAULT UNDER ANY INDENTURE FOR WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

         1.   A copy of the Articles of Association of the Trustee.*

         2. A copy of the certificate of authority of the Trustee to commence business.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

         4.   A copy of the existing bylaws of the Trustee.*

         5.   A copy of each Indenture referred to in Item 4. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

         7. Report of Condition of the Trustee as of September 30, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.


     * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

      The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 26th day of February, 2002.



                              U.S. BANK NATIONAL ASSOCIATION


                              By:   /s/ JULIE EDDINGTON
                                    ------------------------------------
                                    Julie Eddington
                                    Assistant Vice President




By:   /s/ LORI-ANNE ROSENBERG
      ------------------------------
      Lori-Anne Rosenberg
      Assistant Vice President

                                    EXHIBIT 6


                                     CONSENT


In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  February 26, 2002


                              U.S. BANK NATIONAL ASSOCIATION


                              By:   /s/ JULIE EDDINGTON
                                    ------------------------------------
                                    Julie Eddington
                                    Assistant Vice President




By:   /s/ LORI-ANNE ROSENBERG
      ------------------------------
      Lori-Anne Rosenberg
      Assistant Vice President

                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/2001

                                    ($000'S)




                                                                 9/30/2001
                                                               ------------
ASSETS
   Cash and Due From Depository Institutions                   $  7,424,578
   Federal Reserve Stock                                                  0
   Securities                                                    25,107,852
   Federal Funds                                                  1,509,608
   Loans & Lease Financing Receivables                          108,011,203
   Fixed Assets                                                   1,455,348
   Intangible Assets                                              7,830,028
   Other Assets                                                   6,597,674
                                                               ------------
      TOTAL ASSETS                                             $157,936,291

LIABILITIES
   Deposits                                                    $101,929,065
   Fed Funds                                                      3,823,703
   Treasury Demand Notes                                                  0
   Trading Liabilities                                              168,430
   Other Borrowed Money                                          24,037,743
   Acceptances                                                      184,931
   Subordinated Notes and Debentures                              5,477,870
   Other Liabilities                                              3,711,905
                                                               ------------
   TOTAL LIABILITIES                                           $139,333,647

EQUITY
   Minority Interest in Subsidiaries                           $    943,906
   Common and Preferred Stock                                       310,004
   Surplus                                                       11,775,689
   Undivided Profits                                              5,573,045
                                                               ------------
      TOTAL EQUITY CAPITAL                                     $ 18,602,644

TOTAL LIABILITIES AND EQUITY CAPITAL                           $157,936,291


--------------------------------------------------------------------------------
To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank National Association

By:  /s/ JULIE EDDINGTON
     ------------------------------
     Assistant Vice President

Date:  February 26, 2002




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